                                                                                                   June 2, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Prospectus

The following information supersedes and replaces any contrary information contained in the first paragraph of the section of the fund's prospectus entitled "Fund Details—Management."

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until June 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of Class A, C, I or Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowing, and extraordinary expenses) exceed 0.90%.  On or after June 1, 2021, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

4029S0620